UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019

Dynasil Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	001-35011	22-1734088
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

313 Washington Street, Suite 403, Newton, MA 02458

(Address of principal executive offices)

(617) 668-6855

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DYSL	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Middlesex Savings Bank Loan Document Modification

In connection with the events described in Items 5.07 and 8.01 below, on August 5, 2019, Dynasil Corporation of America, a Delaware corporation (the “Company”), entered into a Loan Document Modification Agreement with Middlesex Savings Bank (“Middlesex”) to modify the Loan and Security Agreement dated May 1, 2014, by and between the Company and Middlesex (the “Loan Agreement”), to change the definitions used to calculate the Debt Service Coverage Ratio and the Maximum Leverage Ratio (each as defined in the Loan Agreement) to add back up to $750,000 of certain transaction expenses related to the events described in Items 5.07 and 8.01 below from the quarter ended June 30, 2019 and the quarter ending September 30, 2019.

Massachusetts Capital Resource Company Note Purchase Agreement

In connection with the events described in Items 5.07 and 8.01 below, on August 6, 2019, the Company entered into a subordinated Note Purchase Agreement (the “MCRC Note”) pursuant to which the Company borrowed an additional $2,000,000 from Massachusetts Capital Resource Company (“MCRC”) and consolidated $865,216 of existing debt owed to MCRC. The MCRC Note carries an interest rate of 8.0% and a maturity date of July 31, 2026. The MCRC Note will be interest only until August 31, 2022 and has a 2% prepayment penalty until August 31, 2020 and a 1% prepayment penalty until August 31, 2021.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the description of the MCRC Note set forth within Item 1.01 under the caption “Massachusetts Capital Resource Company Note Purchase Agreement”, which is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the events described in Items 5.07 and 8.01 below, on August 7, 2019, the Company provided advance notice to the Nasdaq Stock Market of its intent to voluntarily withdraw its common stock from listing on the Nasdaq Capital Market and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The Company intends to file a Form 15 with the Securities and Exchange Commission (the “Commission”) and cease reporting as a public company.

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 7, 2019, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the holders of a majority of the Company’s issued and outstanding shares of common stock entitled to vote approved amendments to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a 1-for-8,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), followed immediately by a 8,000-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Transaction”). The amendments were approved with (i) 14,256,235 shares of common stock voting in favor of the Reverse Stock Split, 1,137,124 shares voting against the Reverse Stock Split and 846 shares abstaining, and (ii) 14,256,223 shares of common stock voting in favor of the Forward Stock Split, 1,137,137 shares voting against the Forward Stock Split and 846 shares abstaining.

Item 8.01.	Other Events

Following the Special Meeting, the Company filed certificates of amendment to the Certificate of Incorporation with the State of Delaware to effect the Reverse Stock Split, followed immediately by the Forward Stock Split, both effective on August 7, 2019 at 5:01 and 5:02 p.m., respectively. As a result of the Transaction, each stockholder owning fewer than 8,000 shares of the Company’s common stock immediately prior to the effective time of the Reverse Stock Split will receive $1.15 per share, without interest, in cash for each share of the Company’s common stock held by such stockholder at the effective time of the Reverse Stock Split, and such stockholder will no longer be a stockholder of the Company.

Stockholders who own 8,000 or more shares of the Company’s common stock immediately prior to the effective time of the Reverse Stock Split will not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split that will immediately follow the Reverse Stock Split will reconvert whole shares and fractional share interests held by such stockholders back into the same number of shares of the Company’s common stock held by such stockholders immediately before the effective time of the Reverse Stock Split. As a result, the total number of shares of the Company’s common stock held by such stockholders will not change.

The foregoing description of the certificates of amendment to the Certificate of Incorporation is not complete and is subject to and qualified in its entirety by reference to each such certificate of amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The press release announcing the results of the Special Meeting and the Company’s intent to voluntarily delist and deregister its common stock is filed as Exhibit 99.1 and is incorporated herein by reference.

For a more detailed discussion of the Transaction, please see the definitive proxy statement of the Company, filed June 25, 2019 with the Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Certificate of Amendment, filed August 7, 2019, to effect a 1-for-8,000 reverse stock split
3.2	Certificate of Amendment, filed August 7, 2019, to effect a 8,000-for-1 forward stock split
99.1	Press release announcing the results of the Special Meeting of Stockholders and the Company’s intent to voluntarily delist its common stock from Nasdaq, dated August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA
Date: August 7, 2019

	By:	/s/ Peter Sulick
	Name:	Peter Sulick
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment, filed August 7, 2019, to effect a 1-for-8,000 reverse stock split
3.2	Certificate of Amendment, filed August 7, 2019, to effect a 8,000-for-1 forward stock split
99.1	Press release announcing the results of the Special Meeting of Stockholders and the Company’s intent to voluntarily delist its common stock from Nasdaq, dated August 7, 2019.